UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2019 (September 16, 2019)

RREEF Property Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland          000-55598              45-4478978
(State or other jurisdiction of (Commission File Number) (I.R.S. Employer incorporation) Identification No.)

345 Park Avenue, 26th Floor, New York, NY 10154
(Address of principal executive offices)
(Zip Code)

(212) 454-6260
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, RREEF Property Trust, Inc. (which may be referred to as the “Company,” “we,” “our,” and “us”) hereby amends the Current Report on Form 8-K filed on September 17, 2019 to provide the required financial information relating to our acquisition of a retail shopping center located in Marietta, GA, as described in such Current Report.

Item 9.01    Financial Statements and Exhibits.

(a)	Financial Statements of the Property Acquired
	Independent Auditors' Report	3
	Historical Summary of Gross Income and Direct Operating Expenses for the Six Months Ended June 30, 2019 (unaudited) and the Year Ended December 31, 2018	4
	Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the Six Months Ended June 30, 2019 (unaudited) and the Year Ended December 31, 2018	5

(b)	Pro Forma Financial Information
	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2019	7
	Notes to Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2019	9
	Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2019	10
	Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2019	11
	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2018	12
	Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2018	13

(c)	Shell Company Transactions
	None

(d)	Exhibits
	None

INDEPENDENT AUDITORS' REPORT

To the Stockholders and Board of Directors
RREEF Property Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Providence Square (the Property) for the year ended December 31, 2018, and the related notes (the historical summary).

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of this historical summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the historical summary that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the historical summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free from material misstatement. An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the historical summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the historical summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the historical summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the historical summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 for the year ended December 31, 2018, in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to Note 2 to the historical summary, which describes that the accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of RREEF Property Trust, Inc.) and is not intended to be a complete presentation of the Property's revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

San Francisco, California
November 8, 2019

Providence Square

Historical Summary of Gross Income and Direct Operating Expenses

For the Six Months Ended June 30, 2019 (unaudited)
and Year Ended December 31, 2018
(in thousands)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018
Gross income:
Base rental income	$1,656	$3,227
Tenant reimbursements	475	927
Total gross income	2,131	4,154
Direct operating expenses:
Property operating	310	535
Real estate tax	205	405
Insurance	14	28
Total direct operating expenses	529	968
Excess of gross income over direct operating expenses	$1,602	$3,186

See accompanying notes to historical summary of gross income and direct operating expenses.

Providence Square

Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the Six Months Ended June 30, 2019 (unaudited)
and Year Ended December 31, 2018
(dollar amounts in thousands)

NOTE 1 — BUSINESS

On September 16, 2019, RREEF Property Trust, Inc. (the "Company") acquired Providence Square, a home improvement anchored community retail center with a grocery component located in Marietta, Georgia (the "Property"). The purchase price for the Property was $54,842, exclusive of closing costs. The Property contains five buildings leased to 26 tenants across 222,805 square feet, inclusive of one freestanding building of 5,779 square feet subject to a ground lease. All leases in Providence Square are modified gross leases obligating the tenants to pay their share of certain common area costs as defined in each respective lease. Providence Square is managed by a third party manager.

NOTE 2 — BASIS OF PRESENTATION

Basis of presentation

The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the "SEC") and is not intended to be a complete presentation of the Property's revenues and expenses.

The unaudited Historical Summary for the six months ended June 30, 2019 has been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. In the opinion of the Company's management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the six months ended June 30, 2019 is not necessarily indicative of the expected results for the entire year ended December 31, 2019.

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Accordingly, expenses such as interest, depreciation and certain landlord costs are excluded.

Revenue recognition

Base rental revenues are recognized on a straight-line basis over the terms of the respective leases. Tenant reimbursement revenue is recognized as the related expenses are incurred and become recoverable from tenants.

Use of estimates

The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The Historical Summary is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Property was acquired from an unaffiliated party; and (2) based on due diligence of the Property conducted by the Company, except as disclosed in these Notes to the Historical Summary of Gross Income and Direct Operating Expenses, management is not aware of any material factors relating to the Property that would cause this financial information not to be indicative of future operating results.

NOTE 3 — GROSS INCOME

The Property is 100% occupied under 26 lease agreements as of December 31, 2018. The table below shows the tenants that individually accounted for at least 10% of the total base rental income for the Property for the year ended December 31, 2018. None of the remaining tenants individually exceeded 10% of the base rental income for the Property for the year ended December 31, 2018.

Providence Square

Notes to Historical Summary of Gross Income and Direct Operating Expenses
For the Six Months Ended June 30, 2019 (unaudited)
and Year Ended December 31, 2018
(dollar amounts in thousands)

Tenant	% of Net Rentable Area	Lease Commencement Date	Lease Expiration Date	Percent of Base Rental Income
Home Depot U.S.A., Inc. (1)	30.3%	1/1/1994	6/30/2027	17.6%
The TJX Companies, Inc. (2)	24.6%	10/20/2002	1/31/2023	14.8%
SFM, LLC (3)	13.0%	1/6/2016	1/31/2031	15.3%
Remaining 23 tenants	32.1%	various	various	52.3%
	100.0%			100.0%
(1) Home Depot U.S.A., Inc. has six renewal options of five years each at fixed, pre-defined rental rates.
(2) The TJX Companies, Inc. has two renewal options of five years each at fixed, pre-defined rental rates.
(3) SFM, LLC has three renewal options of five years each at fixed, pre-defined rental rates.

All leases are classified as operating leases. Although some of the leases provide for increases in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $15 (unaudited) for the six months ended June 30, 2019 and $32 for the year ended December 31, 2018. The Property was 100% occupied (unaudited) as of June 30, 2019.

Minimum base rents to be received during the non-cancelable terms under the operating leases in place as of December 31, 2018, are as follows:

2019	$3,289
2020	3,102
2021	2,954
2022	2,970
2023	2,402
Thereafter	10,259
$24,976

NOTE 4 — MANAGEMENT FEES

The Property has a monthly management fee in place equal to 4.0% of revenues collected, as defined. Additionally, the management agreement provides for the reimbursement of certain direct costs, including on-site management costs incurred in operating the Property. Management fee expenses during the six months ended June 30, 2019 and the year ended December 31, 2018 were $86 (unaudited) and $161, respectively, and are included within property operating expenses in the accompanying Historical Summary.

NOTE 5 — SUBSEQUENT EVENTS

Subsequent events were evaluated from December 31, 2018 through November 8, 2019, the date on which the Historical Summary was issued.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2019
(unaudited, in thousands, except share and per share data)

The accompanying unaudited Pro Forma Consolidated Balance Sheet of the Company as of June 30, 2019 reflects adjustments for the completed acquisition and related transactions.

The Pro Forma Consolidated Balance Sheet assumes all of the following occurred on June 30, 2019:

•	The acquisition of Providence Square for $54,842, excluding closing costs;

•	The borrowing of a secured, fully non-recourse loan for $29,700 from Nationwide Life Insurance Company;

•	The additional borrowing of $18,300 from the Company's line of credit with Wells Fargo Bank, at the average interest rate in effect during the period presented; and

•	Additional capital raised of $5,125, all of which was raised subsequent to June 30, 2019 and before closing of the acquisition.

This Pro Forma Consolidated Balance Sheet should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended June 30, 2019, as contained in the Company's Quarterly Report on Form 10-Q. In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Pro Forma Consolidated Balance Sheet is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position would have been had the transactions described above occurred on June 30, 2019, nor does it purport to represent the future financial position of the Company.

	Historical (as reported)	Providence Square		Pro Forma
ASSETS
Investment in real estate assets:
Land	$64,426	$9,741	(a)	$74,167
Buildings and improvements, less accumulated depreciation of $18,508 and $15,901, respectively	106,947	37,718	(a)	144,665
Furniture, fixtures and equipment, less accumulated depreciation of $331 and $292, respectively	213	—		213
Acquired intangible lease assets, less accumulated amortization of $21,917 and $19,682, respectively	26,783	7,736	(a)	34,519
Total investment in real estate assets, net	198,369	55,195		253,564
Investment in marketable securities	17,627	—		17,627
Total investment in real estate assets and marketable securities, net	215,996	55,195		271,191
Cash and cash equivalents	2,065	(2,065)	(b)	—
Restricted Cash	376	—		376
Receivables, net of allowance for doubtful accounts of $6 and $6, respectively	3,861	—		3,861
Deferred leasing costs, net of amortization of $545 and $373, respectively	2,209	—		2,209
Prepaid and other assets	1,941	183	(d)	2,124
Total assets	$226,448	$53,313		$279,761
LIABILITIES AND STOCKHOLDERS' EQUITY
Line of credit, net	$46,558	$18,300	(c)	$64,858
Mortgage loans payable, net	51,373	29,450	(c)	80,823
Accounts payable and accrued expenses	2,239	15	(d)	2,254
Due to affiliates	4,593	—		4,593
Note to affiliate, net of unamortized discount of $1,291 and $1,365, respectively	7,659	—		7,659
Acquired below market lease intangibles, less accumulated amortization of $3,907 and $3,461, respectively	14,524	134	(a)	14,658

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2019
(unaudited, in thousands, except share and per share data)

Distributions payable	375	—		375
Other liabilities	1,252	289	(d)	1,541
Total liabilities	128,573	48,188		176,761
Stockholders' Equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued	—	—		—
Class A common stock, $0.01 par value; 200,000,000 shares authorized; 3,731,104 and 3,574,584 issued and outstanding, respectively	37	—		37
Class I common stock, $0.01 par value; 200,000,000 shares authorized; 7,385,408 and 6,132,292 issued and outstanding, respectively	74	4	(e)	78
Class T common stock, $0.01 par value; 250,000,000 shares authorized; 777,658 and 628,863 issued and outstanding, respectively	8	—		8
Class D common stock, $0.01 par value; 50,000,000 shares authorized; 176,101 and none issued and outstanding, respectively	2	—		2
Class N common stock, $0.01 par value; 300,000,000 shares authorized; none issued	—	—		—
Additional paid-in capital	138,040	5,121	(e)	143,161
Deficit	(40,286)	—		(40,286)
Accumulated other comprehensive income	—	—		—
Total stockholders' equity	97,875	5,125		103,000
Total liabilities and stockholders' equity	$226,448	$53,313		$279,761

The accompanying notes are an integral part of this pro forma consolidated balance sheet.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
June 30, 2019
(unaudited, dollar amounts in thousands)

NOTE 1 — ACQUISITION

On September 16, 2019, RREEF Property Trust, Inc. (the "Company") acquired Providence Square, a home improvement anchored community retail center with a grocery component located in Marietta, Georgia (the "Property"). The purchase price for the Property was $54,842, exclusive of closing costs. The Property contains five buildings leased to 26 tenants across 222,805 square feet, inclusive of one freestanding building of 5,779 square feet subject to a ground lease. All leases in Providence Square are modified gross leases obligating the tenants to pay their share of certain common area costs as defined in each respective lease. Providence Square is managed by a third party manager.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)
Reflects the purchase price allocation for the acquisition of Providence Square including $219 of acquisition costs that are capitalized because the transaction was determined to be an asset acquisition.

(b)	Reflects utilization of existing cash to close the acquisition.

(c)	Reflects the borrowing of $18,300 under the Company's line of credit and a secured, fully non-recourse loan for $29,700, net of $250 of deferred financing costs.

(d)	Reflects prepaid assets and liabilities assumed upon acquisition, which primarily related to prepaid rents, accrued real estate taxes and security deposits.

(e)	Reflects additional capital required to close the acquisition. Such capital was raised subsequent to June 30, 2019 and prior to closing the acquisition.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2019
(unaudited, in thousands, except per share data)

The accompanying unaudited Pro Forma Consolidated Statement of Operations of the Company for the six months ended June 30, 2019 are based on the Historical Consolidated Statement of Operations of the Company adjusted for the completed acquisition and related transactions.

The Pro Forma Consolidated Statement of Operations for the six months ended June 30, 2019 assumes all of the following occurred on January 1, 2018:

•	The acquisition of Providence Square for $54,842, excluding closing costs;

•	The borrowing of a secured, fully non-recourse loan for $29,700 from Nationwide Life Insurance Company; and

•	The additional borrowing of $18,300 from the Company's line of credit with Wells Fargo Bank, at the average interest rate in effect during the period presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the six months ended June 30, 2019, as contained in the Company’s Quarterly Report on Form 10-Q. In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Pro Forma Consolidated Statement of Operations is presented for illustrative purposes only and is not necessarily indicative of what the actual results of operations would have been had the transactions described above occurred on January 1, 2018, nor does it purport to represent the future results of operations of the Company.

	Historical - Six months ended June 30, 2019 (as reported)	Providence Square		Pro Forma
Revenues
Property related income	$11,326	$2,129	(a)	$13,455
Investment income on marketable securities	301	—		301
Total revenues	11,627	2,129		13,756
Expenses
General and administrative expenses	1,040	—		1,040
Property operating expenses	3,605	529	(a)	4,134
Advisory fees	932	—		932
Depreciation	2,646	648	(a)	3,294
Amortization	2,300	576	(a)	2,876
Total operating expenses	10,523	1,753		12,276
Net realized gain upon sale of marketable securities	265	—		265
Net unrealized change in fair value of investment in marketable securities	2,355	—		2,355
Operating income	3,724	376		4,100
Interest expense	(2,489)	(949)	(b)	(3,438)
Net (loss) income	$1,235	$(573)		$662
Basic and diluted net income per share of Class A common stock	$0.11			$0.06
Basic and diluted net income per share of Class I common stock	$0.11			$0.06
Basic and diluted net income per share of Class T common stock	$0.11			$0.06
Basic and diluted net income per share of Class D common stock	$0.13			$0.07

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2019
(unaudited, in thousands except square foot data)

NOTE 1 — ACQUISITION

On September 16, 2019, RREEF Property Trust, Inc. (the "Company") acquired Providence Square, a home improvement anchored community retail center with a grocery component located in Marietta, Georgia (the "Property"). The purchase price for the Property was $54,842, exclusive of closing costs. The Property contains five buildings leased to 26 tenants across 222,805 square feet, inclusive of one freestanding building of 5,779 square feet subject to a ground lease. All leases in Providence Square are modified gross leases obligating the tenants to pay their share of certain common area costs as defined in each respective lease. Providence Square is managed by a third party manager.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)
Reflects the operating results of the properties, including depreciation expense, amortization expense, and a decrease to rental revenue related to allocation of the purchase price to building and improvements, acquired intangible lease assets, and acquired above- and below-market lease intangibles in accordance with ASC 805. Commercial building and improvements are depreciated over 20 to 40 years on a straight-line basis. Amounts allocated to acquired intangible lease assets and acquired above- and below-market lease intangibles are amortized over the remaining term of the leases. Rental revenue was reduced by $2 for amortization of above- and below-market lease intangibles.

(b)
Includes (1) interest expense on the additional borrowing of $18,300 on the Company's Wells Fargo line of credit as of January 1, 2018 at an effective interest rate of 4.44%, which is the average rate of the one-month LIBOR for the six months ended June 30, 2019 plus a spread of 1.60%, and which is a close approximation of the actual interest rates in effect during the first two quarters of 2019, (2) interest expense on the origination of a $29,700 secured, fully non-recourse loan with Nationwide Life Insurance Company as of January 1, 2018 at a fixed interest rate of 3.67% for the first 2 quarters of 2019, and (3) amortization of the associated $250 of deferred financing costs over the term of the Nationwide Life Insurance Company loan of 10 years.

The actual interest rate on the additional borrowing of $18,300 on the Providence Square acquisition date of September 16, 2019 was 3.78%. If this interest rate had been used in the pro forma consolidated statement of operations for the six months ended June 30, 2019, the interest expense adjustment would have been approximately $66 lower.

RREEF PROPERTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018
(unaudited, in thousands, except per share data)

The accompanying unaudited Pro Forma Consolidated Statement of Operations of the Company for the year ended December 31, 2018 is based on the Historical Consolidated Statement of Operations of the Company adjusted for the completed acquisition and related transactions.

The Pro Forma Consolidated Statement of Operations for the year ended December 31, 2018 assumes all of the following occurred on January 1, 2018:

•	The acquisition of Providence Square for $54,842, excluding closing costs;

•	The borrowing of a secured, fully non-recourse loan for $29,700 from Nationwide Life Insurance Company; and

•	The additional borrowing of $18,300 from the Company's line of credit with Wells Fargo Bank, at the average interest rate in effect during the period presented.

This Pro Forma Consolidated Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the year ended December 31, 2018, as contained in the Company’s Annual Report on Form 10-K. In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited Pro Forma Consolidated Statement of Operations is presented for illustrative purposes only and is not necessarily indicative of what the actual results of operations would have been had the transactions described above occurred on January 1, 2018, nor does it purport to represent the future results of operations of the Company.

	Historical - Year ended December 31, 2018 (as reported)	Providence Square		Pro Forma
Revenues
Rental and other property income	16,372	$3,224	(a)	$19,596
Tenant reimbursement income	2,540	927	(a)	3,467
Investment income on marketable securities	506	—		506
Total revenues	19,418	4,151		23,569
Expenses
General and administrative expenses	1,894	—		1,894
Property operating expenses	5,876	968	(a)	6,844
Advisory expenses	1,842	—		1,842
Depreciation	4,504	1,295	(a)	5,799
Amortization	4,133	1,432	(a)	5,565
Total operating expenses	18,249	3,695		21,944
Net realized loss upon sale of marketable securities	(416)	—		(416)
Net unrealized change in fair value of investment in marketable securities	(647)	—		(647)
Operating income	106	456		562
Interest expense	(3,835)	(1,753)	(b)	(5,588)
Net loss	$(3,729)	$(1,297)		$(5,026)
Basic and diluted net loss per share of Class A common stock	$(0.40)			$(0.55)
Basic and diluted net loss per share of Class I common stock	$(0.42)			$(0.56)
Basic and diluted net loss per share of Class T common stock	$(0.39)			$(0.54)

The accompanying notes are an integral part of this pro forma consolidated statement of operations.

RREEF PROPERTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018
(unaudited, in thousands except square foot data)

NOTE 1 — ACQUISITIONS

On September 16, 2019, RREEF Property Trust, Inc. (the "Company") acquired Providence Square, a home improvement anchored community retail center with a grocery component located in Marietta, Georgia (the "Property"). The purchase price for the Property was $54,842, exclusive of closing costs. The Property contains five buildings leased to 26 tenants across 222,805 square feet, inclusive of one freestanding building of 5,779 square feet subject to a ground lease. All leases in Providence Square are modified gross leases obligating the tenants to pay their share of certain common area costs as defined in each respective lease. Providence Square is managed by a third party manager.

NOTE 2 — PRO FORMA ADJUSTMENTS

(a)
Reflects the operating results of the properties, including depreciation expense, amortization expense, and a decrease to rental revenue related to allocation of the purchase price to building and improvements, acquired intangible lease assets, and acquired above- and below-market lease intangibles in accordance with ASC 805. Commercial building and improvements are depreciated over 20 to 40 years on a straight-line basis. Amounts allocated to acquired intangible lease assets and acquired above- and below-market lease intangibles are amortized over the remaining term of the leases. Rental revenue was reduced by $3 for amortization of above- and below-market lease intangibles.

(b)
Includes (1) interest expense on the additional borrowing of $18,300 on the Company's Wells Fargo line of credit as of January 1, 2018 at an effective interest rate of 3.64%, which is the average rate of the one-month LIBOR for the year ended December 31, 2018 plus a weighted average spread of 1.62%, and which is a close approximation of the actual interest rates in effect during the year ended December 31, 2018, (2) interest expense on the origination of a $29,700 secured, fully non-recourse loan with Nationwide Life Insurance Company as of January 1, 2018 at a fixed interest rate of 3.67%, and (3) amortization of the associated $250 of deferred financing costs over the term of the Nationwide Life Insurance Company loan of 10 years.

The actual interest rate on the additional borrowing of $18,300 on the Providence Square acquisition date of September 16, 2019 was 3.78%. If this interest rate had been used in the pro forma consolidated statement of operations for the year ended December 31, 2018, the interest expense adjustment would have been approximately $26 higher.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RREEF Property Trust, Inc.
By:	/s/ Eric Russell
Name:	Eric Russell
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

Date: November 8, 2019